INCOME TAXES (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
INCOME TAXES
Deferred tax asset	$ 14,598,000	$ 12,004,000
Change in the valuation allowance	$ 2,595,000	$ 2,290,000
Rate of net operating losses offset by valuation allowance	100.00%
Federal tax rate	21.00%	21.00%
Description of loss	the Company has generated approximately $58,610,000 in federal NOL carryforwards
Net operating loss carry forward	$ 58,610,000
State tax rate	5.00%	5.00%